Sunoco Logistics Partners L.P. March 9, 2006

Forward-Looking Statements Statements made in this presentation that are not historical facts are forward-looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward- looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here. Such risks and uncertainties include: our ability to consummate announced acquisitions and integrate them into existing operations; our ability to complete internal growth projects; the ability of such acquisitions and internal growth projects to be cash-flow accretive; increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our 2005 Form 10-K (filed with the Securities and Exchange Commission on March 1, 2006). We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events. 2

Sunoco Logistics Partners Overview Formed in February 2002 IPO by Sunoco, Inc. Sunoco is the G.P. and largest unitholder (47.9% ownership) Diversified master limited partnership (MLP) 1,647 miles of refined product pipelines 3,115 miles of crude trunk pipelines 35 refined product terminals and 12.5 million barrel crude oil terminal Ownership interest in 5 product and crude oil pipelines Current distribution of $2.85/unit (6.8% yield) Enterprise value of $1.4 billion Conservative balance sheet: 60% equity; 40% debt Rated BBB/Baa2 by S&P and Moody's 3

BUSINESSES

Asset Portfolio 5

2005 Financial and Operational Measures Eastern Pipeline Eastern Pipeline Terminals Western Pipeline Revenue $108 MM $114 MM $114 MM $4,275 MM EBITDA $ 43 MM $ 51 MM $ 51 MM $ 23 MM Miles of Pipeline 1,787 3,635 # Terminals 40 40 6 See slide 24 for EBITDA to operating income reconciliation.

Distributable Cash Flow Growth

Distribution Summary ^ Current distribution of $2.85 (6.8% yield at $42.09 per unit) Distribution (per unit) LP/GP Split (%) 58.3% Distribution Growth 50 / 50 75 / 25 85 / 15 98 / 2 8

Growth in Distributable Cash Flow Direction for Investment Platforms Organic Growth: Maximize potential of current asset base Acquisitions: Capacity for organic growth Investments Made Since IPO Organic $ 80 MM Acquisitions $ 331 MM Total $ 411 MM 9

Sunoco Logistics Partners Recent Acquisitions 2005 - Exxon Mobil Central Texas Pipeline - Mesa Pipe Line - West Texas (37% interest) 2006 - Alon Pipeline - Texas - Black Hills Energy Pipeline - East Texas Total Investment: $263 Million 10

Western Crude Oil Pipeline / Nederland Terminal Investment Platform Sunoco Logistics NM TX OK LA AR To Toledo Ohio ET 10" WTG Longview/ Shreveport Midland Mesa / WTG Permian Basin Offshore Gulf of Mexico WTG NEDERLAND Wichita Falls Mid Valley Cushing Drumright Ponca City Ponca City Tulsa Tulsa Gary Wms VLO Ardmore Ardmore McKee Borger Amdel 10" Corsicana Kilgore Millennium Kilgore Millennium 11

Organic Projects (On Line 2006) Investment Eastern System $27 MM Ethanol Conversion-Terminals Ultra Low Sulfur Diesel New Tanks Western System $26 MM New Tanks Connections-Nederland Connections-Pipeline Total Investments $ 53 MM Growth in 2006 Cash Flow (pre-financing) $ 18 MM (1) 12 (1) Consists of $23 million of revenues less $5 million in direct operating costs. These costs do not include indirect costs, or debt or equity financing costs. (December 2005)

Organic Projects (On Line 2007) Investment Eastern System $16 MM Canadian Crude Pipeline Expansion Pipeline Expansion Western System $30 MM New Tanks Connections-Pipeline Total Investments $ 46 MM Growth in 2007 Cash Flow (pre-financing) $ 10 MM (1) 13 (1) Consists of $14 million of revenue less $4 million in direct operating costs. These costs do not include indirect costs, or debt or equity financing costs. (December 2005)

Summary - Growth Initiatives Owned assets and acquisitions have yielded organic growth Organic growth projects coming on line as well as new acquisitions will result in additional prefinancing cash flow 2006 2007 Additional Cash Flow (1)(2) $26-28 MM $18-20 MM (Prefinancing) Acquisitions will provide new platforms to pursue growth initiatives 14 (1) 2006 additional cash flow consists of $39-41 million of revenue less $12-14 million in direct operating costs; 2007 additional cash flow consists of $27-29 million of revenue less $8-10 million in direct operating costs. These costs do not include indirect costs, or debt or equity financing costs. (2) Additional prefinancing cash flow includes organic growth cash flow on pages 12 and 13.

FINANCIAL OVERVIEW

Historical Financial Results ($millions) EBITDA 2003 2004 2005 East 48 45 43 Terminals 41 48 51 West 18 16 23 Total EBITDA 107 109 117 Interest Expense (20) (20) (22) Maintenance Capex (26) (24) (23) Unusual Events - - 10 Free Cash Flow 61 65 82 GP Interest (1) (3) (4) Net to LPs 60 62 78 Year End Distribution ($/unit) $2.20 $2.50 $2.85 Coverage Ratio 1.3x 1.1x 1.2x See slide 24 for EBITDA to operating income reconciliation. 16

Capitalization ($ millions) As of 12/31/05 Debt 7.25% Notes (matures 2012) 250 fixed $300 MM Revolver (matures 2010) 107 floating Cash (22) Net Debt 335 Debt / Total Capital 40% Debt / EBITDA 3.1x EBITDA / Interest 5.4x Rating: BBB / Baa2 (S&P, Moody's) Stable, Investment Grade Target Capitalization: 60% Equity / 40% Debt 17

Sunoco Logistics Partners Summary Since IPO Compounded Annual Distribution Growth + 12.2% - 2005 Distribution Growth + 14.0% Share Price Increase +107.9% Future Stable asset portfolio that provides ratable cash flow Conservative balance sheet Strong organic growth potential Organization focused on growth 18

Sunoco Logistics Partners L.P.

Appendix

Western Crude Oil System 2005 Revenues of $4.3 billion 20% of 2005 EBITDA Lease Crude Acquisition Fill Western pipelines Minimal commodity price exposure 3,115 miles of crude oil trunk lines in Oklahoma and Texas Less than 525 miles of gathering lines 43.8% interest in West Texas Gulf, a 579-mile crude oil pipeline Operator effective January 1, 2005 Four Texas crude oil pipeline acquisitions since August 2005, totalling $216 million $100 million Corsicana to Wichita Falls $ 68 million Amdel - Nederland to Midland/Big Spring, TX $ 41 million Millennium/Kilgore pipeline system $ 7 million for 37 percent interest in Mesa Pipe Line System Appendix 21

Eastern Pipeline System 2005 Revenue of $108 million 37% of 2005 EBITDA Refined product pipelines (1,647 miles), located in the Northeast & Midwestern U.S. Transports refined products from Sunoco's Philadelphia area and Toledo refineries and other third parties 123 mile, 160,000 bpd crude oil pipeline being expanded by 30,000 barrels per day by 2007 Equity interest in four product pipelines Explorer (9.4%) Wolverine (31.5%) West Shore (12.3%) Yellowstone (14.0%) Appendix 22

Terminal Facilities 2005 Revenue of $114 million 43% of 2005 EBITDA Nederland Texas Crude Oil Terminal One of the largest on shore crude facilities in US 12.5 million barrel capacity - being expanded by 1.0 million barrels by 2006 35 Refined Product Terminals located in 8 states 5.9 million barrel capacity 1.0 million barrel Inkster Michigan Terminal: LPG storage Refinery Terminals 5.5 million barrel capacity Service Sunoco, Inc. Philadelphia refineries Appendix 23

EBITDA Reconciliation ($ millions) Year ended December 31, 2003 2004 2005 EBITDA (1) East 47.7 45.3 42.8 Terminals 41.4 47.9 50.8 West 17.5 16.1 23.5 106.6 109.3 117.1 Depreciation and amortization (27.2) (31.9) (33.8) Operating Income 79.5 77.4 83.3 Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business' ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $300 million revolving credit facility in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. (1) Earnings before interest, taxes, depreciation and amortization Appendix 24